UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 11, 2011, the Board of Directors of Albemarle Corporation (the “Company”) amended Section 2 of Article II of the Company’s Amended and Restated Bylaws to decrease the size of the Board of Directors to ten directors. The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2011, the Company held its Annual Meeting. During this meeting, stockholders of the Company were asked to consider and vote upon four proposals: (1) election of the ten nominees set forth in the 2011 Proxy Statement to the Board of Directors, (2) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (3) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, and (4) designation of frequency of periodic advisory votes on executive compensation.

As of the record date for the Annual Meeting, March 2, 2011, there were 91,651,359 shares of common stock outstanding and entitled to vote, of which the holders of 82,985,158 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the nominees for directors were elected to serve for a term which expires at the annual meeting of stockholders in 2012, by the votes set forth in the table below.

Nominee	Voted For	Withheld
J. Alfred Broaddus, Jr.	75,511,198	137,894
William H. Hernandez	75,529,623	119,469
R. William Ide III	74,360,842	1,288,250
Richard L. Morrill	74,517,062	1,132,030
Jim W. Nokes	74,549,559	1,099,533
Barry W. Perry	75,332,753	316,339
Mark C. Rohr	74,234,624	1,414,468
John Sherman, Jr.	74,544,516	1,104,576
Harriett Tee Taggart	75,347,709	301,383
Anne Marie Whittemore	74,208,059	1,441,035

There were 7,336,066 Broker Non-Votes received for each nominee.

2. Advisory vote on executive compensation. The stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
71,526,316	3,412,551	710,225	7,336,066

3. Ratification of appointment of independent registered public accounting firm. The appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
82,401,969	549,032	34,157

The proposal to ratify the appointment of PricewaterhouseCoopers LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

4. Frequency of periodic advisory votes on executive compensation. The stockholders voted upon a non-binding advisory proposal as to the frequency with which the non-binding shareholder vote to approve the compensation of the Company’s named executive officers should be conducted as set forth in the table below.

1 Year	2 Year	3 Year	Abstain
54,810,379	1,102,312	19,028,397	708,004

Based on these results, the Company’s Board of Directors has determined to hold its advisory vote on the compensation of named executive officers annually until the next frequency vote. A frequency vote is required to be held at least once every six years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws dated May 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 16, 2011	By:	/s/ Karen G. Narwold
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws dated May 11, 2011